UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 3, 2005

TRANSOCEAN INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza
Houston, Texas 77046
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 232-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     Results of Operations and Financial Condition.

Our press release dated May 3, 2005, concerning first quarter 2005 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains certain measures (discussed below) which may be deemed “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the attached press release, we discuss net income, adjusted for a loss on early debt retirement and a gain associated with the sale of the semisubmersible rig SEDCO 600 on a total and per share basis for the three months ended March 31, 2005. We also discuss net income adjusted for a loss on early debt retirement and TODCO IPO-related items on a total and per share basis for the three months ended March 31, 2004. This information is provided because management believes exclusion of these items will help investors compare results between periods and identify operating trends that could otherwise be masked by these items. The most directly comparable GAAP financial measure, net income (loss), and information reconciling the GAAP and non-GAAP measures are included in the press release.

In the press release, we also discuss field operating income for our Transocean Drilling business segment for the three months ended March 31, 2005 and December 31, 2004. Management believes field operating income is a useful measure of the operating results of a particular segment since the measure only deducts expenses directly related to a segment’s operations from that segment’s revenues. The most directly comparable GAAP financial measure, operating income before general and administrative expenses, and information reconciling the GAAP and non-GAAP measures are included in the press release.

In the press release, we also discuss net debt at March 31, 2005 and at March 31, 2004. This information is provided because management believes net debt provides useful information regarding the level of our indebtedness by reflecting the amount of indebtedness assuming cash and investments were used to repay debt. The most directly comparable GAAP financial measure, total debt, and the information reconciling the GAAP and the non-GAAP measures are included in the press release.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Transocean Inc. that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.

ITEM 9.01     Financial Statements and Exhibits

(c)     Exhibits.

The following exhibit is furnished pursuant to Item 2.02:
Exhibit Number	Description
99.1	Transocean Inc. Press Release Reporting First Quarter 2005 Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.

Date: May 3, 2005	By:	/s/ William E. Turcotte
William E. Turcotte
Associate General Counsel

INDEX TO EXHIBITS

The following exhibit is furnished pursuant to Item 2.02:
Exhibit Number	Description
99.1	Transocean Inc. Press Release Reporting First Quarter 2005 Financial Results.